                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 10th day of September, 1999.


                                                     /s/ Rick L. Arquilla
                                                     --------------------
                                                     Rick L. Arquilla

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of September, 1999.


                                                     /s/ James H. Devlin
                                                     -------------------
                                                     James H. Devlin

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of September, 1999.


                                                     /s/ Charles H. Erhart, Jr.
                                                     --------------------------
                                                     Charles H. Erhart, Jr.

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of September, 1999.


                                                     /s/ Joel F. Gemunder
                                                     --------------------
                                                     Joel F. Gemunder

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of September, 1999.


                                                     /s/Patrick P. Grace
                                                     -------------------
                                                     Patrick P. Grace

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of September, 1999.


                                                     /s/ Thomas C. Hutton
                                                     --------------------
                                                     Thomas C. Hutton

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of September, 1999.


                                                     /s/ Walter L. Krebs
                                                     -------------------
                                                     Walter L. Krebs

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 1st day of September, 1999.


                                                     /s/ Sandra E. Laney
                                                     -------------------
                                                     Sandra E. Laney

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 6th day of September, 1999.


                                                     /s/ Spencer S. Lee
                                                     ------------------
                                                     Spencer S. Lee

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 1st day of September, 1999.



                                                     /s/ Kevin J. McNamara
                                                     ---------------------
                                                     Kevin J. McNamara

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 7th day of September, 1999.



                                                     /s/ John M. Mount
                                                     -----------------
                                                     John M. Mount

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of September, 1999.


                                                     /s/ Donald E. Saunders
                                                     ----------------------
                                                     Donald E. Saunders

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of September, 1999.



                                                     /s/ Paul C. Voet
                                                     ----------------
                                                     Paul C. Voet

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Edward L. Hutton, Timothy S. O'Toole, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 1999 Long-Term Employee Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 8th day of September, 1999.



                                                     /s/ George J. Walsh III
                                                     -----------------------
                                                     George J. Walsh III